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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 6, 2002


                                    L90, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                    000-28893              95-4761069
---------------------------------       -------------      ---------------------
(State or other jurisdiction            (Commission        (IRS Employer
of incorporation or organization)       File Number)       Identification No.)

4499 Glencoe Avenue
Marina del Rey, California                                      90292
--------------------------------------------          --------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (310) 751-0200



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Item 5.                 Other Events.

                  Press Release

                  On May 6, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein.



Exhibits

Document Description                                           Exhibit No.
--------------------                                           -----------

Registrant's Press Release dated May 6, 2002                      99.1


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2002                                      L90, INC.
                                                 a Delaware corporation


                                                 By:   /s/ Peter M. Huie
                                                    ----------------------------
                                                 Peter M. Huie, General Counsel,
                                                 Vice President, Secretary


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                                  EXHIBIT INDEX

Document Description                                         Exhibit No.
--------------------                                         -----------

Registrant's Press Release dated May 6, 2002                    99.1


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